UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 4, 2005

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

The Kimberly-Clark Corporation Global Business Plan Severance Pay Plan, dated November 4, 2005 and effective for terminations on or after July 22, 2005 (the “Plan”), provides eligible employees as described in the Plan, including executive officers, severance benefits in the event of involuntary termination of employment.

A copy of the Plan is attached as Exhibit (10)p to this report and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: November 4, 2005	By: /s/ Mark A. Buthman
Mark A. Buthman
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

(10)p.	Kimberly-Clark Corporation Global Business Plan Severance Pay Plan, dated November 4, 2005 and effective for terminations on or after July 22, 2005.